                                                                    Exhibit 20.1

                        THE CHASE MANHATTAN BANK (USA)
            CHASE MANHATTAN CREDIT CARD MASTER TRUST SERIES 1991-1

         MONTHLY CERTIFICATEHOLDERS' STATEMENT FOR MONTHLY PERIOD 60

          Monthly Period - Beginning Date                  06/01/1996
          Monthly Period - End Date                        06/30/1996
          Determination Date                               07/08/1996
          Remittance Date                                  07/15/1996

I.     Information Regarding Distributions to Certificateholders

       A. Total amount distributed to
          Certificateholders (per $1,000
          Initial Invested Amount)                                      $ 86.979

       B. Total principal Amount
          distributed to Certificateholders
          (per $1,000 Initial Invested
          amount)                                                       $ 83.333

       C. Total interest amount
          distributed to Certificateholders
          (per $1,000 Initial Invested
          amount)                                                        $ 3.646

II.    Receivables Balances

       A. Aggregate Principal Receivables in
          Trust, end of period 59                                        $ 9,659,163,387

       B. Aggregate Principal Receivables in
          Trust, end of period 60                                        $ 9,734,541,369

       C. Investor Interest, end of period 59                              $ 499,999,996

       D. Investor Interest, end of period 60                              $ 416,666,662

       E. Investor Interest as a percentage
          of Trust Principal Receivables, period 59                               5.1764%

       F. Investor Interest as a percentage
          of Trust Principal Receivables, period 60                               4.2803%

III.   Collections During Due Period

       A. Aggregate amount of Collections
          processed                                            $ 1,159,455,975

       B. Monthly Pay Rate for:

          1.   Period - 55                       11.80%
          2.   Period - 56                       12.06%
          3.   Period - 57                       11.73%
          4.   Period - 58                       12.19%
          5.   Period - 59                       12.01%
          6.   Period - 60                       11.70%
          7.   6 mo. avg.                        11.91%


       C. Collections of Principal Receivables
          allocated to Certificateholders                        $ 107,023,671

       D. Amount by which Controlled Amortization
          Amount exceeds principal allocated
          to Investors                                                     $ 0

       E. Collections of Finance Charges
          allocated to Investor Certificate-
          holders                                                  $ 7,238,109

       F. Annualized gross portfolio yield for:

          1.   Period - 58                       18.59%
          2.   Period - 59                       17.08%
          3.   Period - 60                       17.37%
          4.   3 mo. avg.                        17.68%

IV.    Delinquent Balances

                                             Aggregate             Percent of
                                             Account               Aggregate
                                             Balances              Receivables

       A. Less than 30 days delinquent     $ 1,242,397,906             12.44%
       B. 30 - 59 days delinquent            $ 241,860,739              2.42%
       C. 60 - 89 days delinquent            $ 129,097,006              1.29%
       D. 90 or more days delinquent         $ 202,255,712              2.02%
       E. Total                            $ 1,815,611,363             18.17%

V.     Default Summary

       A. Aggregate Investor Default Amount                        $ 2,188,888

       B. Investor default Percentage for:

         1. Period - 58                        5.52%
         2. Period - 59                        4.62%
         3. Period - 60                        5.25%
         4. 3 mo. avg.                         5.13%

       C. Investor Charge Offs

         1. Aggregate dollar amount                                        $ 0
         2. Per $1000 of Initial Investor Certificate                      $ 0

       D. Reimbursed Investor Charge Offs

         1. Aggregate dollar Amount                                        $ 0
         2. Per $1000 of Initial Investor Certificate                      $ 0

       E. Base Rate                                                     10.90%
       F. Net Portfolio Yield Minus Base Rate for:

         1. Period - 58                        2.18%
         2. Period - 59                        1.56%
         3. Period - 60                        1.22%
         4. 3 mo. avg.                         1.65%

VI.    Monthly Investor Servicing Fee                                $ 895,833

VII.   Draw from Cash Collateral Account                                   $ 0

VIII.  Required Cash Collateral Amount                            $ 45,833,333

IX.    Available Cash Collateral Amount                           $ 45,833,333

X.     Deficit Controlled Amortization
       Amount                                                              $ 0

XI.    Pool Factor                                              0.416666662000

                                             The Chase Manhattan Bank (USA),
                                             Servicer

                                             By: /s/ Patricia Garvey
                                                 ---------------------
                                                 Patricia Garvey
                                                 Second Vice President

                         THE CHASE MANHATTAN BANK (USA)
             CHASE MANHATTAN CREDIT CARD MASTER TRUST SERIES 1992-1
           MONTHLY CERTIFICATEHOLDERS' STATEMENT FOR MONTHLY PERIOD 52

          Monthly Period - Beginning Date                  06/01/1996
          Monthly Period - End Date                        06/30/1996
          Determination Date                               07/08/1996
          Remittance Date                                  07/15/1996

I.     Information Regarding Distributions to Certificateholders

       A. Total amount distributed to
          Certificateholders (per $1,000
          Initial Invested Amount)                                     $ 6.167

       B. Total principal Amount
          distributed to Certificateholders
          (per $1,000 Initial Invested
          amount)                                                      $ 0.000

       C. Total interest amount
          distributed to Certificateholders
          (per $1,000 Initial Invested
          amount)                                                      $ 6.167

II.    Receivables Balances

       A. Aggregate Principal Receivables in
          Trust, end of period 51                              $ 9,659,163,387

       B. Aggregate Principal Receivables in
          Trust, end of period 52                              $ 9,734,541,369

       C. Investor Interest, end of period 51                    $ 750,000,000

       D. Investor Interest, end of period 52                    $ 750,000,000

       E. Investor Interest as a percentage
          of Trust Principal Receivables, period 51                    7.7646%

       F. Investor Interest as a percentage
          of Trust Principal Receivables, period 52                    7.7045%

III.   Collections During Due Period

       A. Aggregate amount of Collections
          processed during the Billing Cycles which
          ended during the Monthly Period                      $ 1,159,455,975

       B. Monthly Pay Rate for:

          1.   Period - 47                       11.80%
          2.   Period - 48                       12.06%
          3.   Period - 49                       11.73%
          4.   Period - 50                       12.19%
          5.   Period - 51                       12.01%
          6.   Period - 52                       11.70%
          7.   6 mo. avg.                        11.91%

       C. Collections of Principal Receivables
          during the Billing Cycles which
          ended during the Monthly period                         $ 80,064,410

       D. Amount by which Controlled Amortization
          Amount exceeds principal allocated
          to Investors                                                     $ 0

       E. Collections of Finance Charges
          during the Billing Cycles which ended
          during the Monthly Period                               $ 10,857,163

       F. Annualized gross portfolio yield for:

          1.   Period - 50                       18.59%
          2.   Period - 51                       17.08%
          3.   Period - 52                       17.37%
          4.   3 mo. avg.                        17.68%

IV.    Delinquent Balances

                                              Aggregate             Percent of
                                               Account               Aggregate
Receivables                                    Balances

       A. Less than 30 days delinquent     $ 1,242,397,906             12.44%
       B. 30 - 59 days delinquent            $ 241,860,739              2.42%
       C. 60 - 89 days delinquent            $ 129,097,006              1.29%
       D. 90 or more days delinquent         $ 202,255,712              2.02%
       E. Total                            $ 1,815,611,363             18.17%

V.     Default Summary

       A. Aggregate Investor Default Amount                        $ 3,283,332

       B. Investor default Percentage for:

         1. Period - 50                        5.52%
         2. Period - 51                        4.62%
         3. Period - 52                        5.25%
         4. 3 mo. avg.                         5.13%

       C. Investor Charge Offs

         1. Aggregate dollar amount                                        $ 0
         2. Per $1000 of Initial Investor Certificate                      $ 0

       D. Reimbursed Investor Charge Offs

         1. Aggregate dollar Amount                                        $ 0
         2. Per $1000 of Initial Investor Certificate                      $ 0

       E. Base Rate                                                      9.65%

       F. Net Portfolio Yield Minus Base Rate for:

         1. Period - 50                        3.43%
         2. Period - 51                        2.81%
         3. Period - 52                        2.47%
         4. 3 mo. avg.                         2.90%

VI.    Monthly Investor Servicing Fee                              $ 1,343,750

VII.   Withdrawal from Cash Collateral Account
       under Section 4.06                                                  $ 0

VIII.  Required Cash Collateral Amount                            $ 82,500,000

IX.    Available Cash Collateral Amount                           $ 82,500,000

X.     Deficit Controlled Amortization Amount                              $ 0

XI.    Pool Factor                                              1.000000000000

                                             The Chase Manhattan Bank (USA),
                                             Servicer

                                             By: /s/ Patricia Garvey
                                                 ---------------------
                                                 Patricia Garvey
                                                 Second Vice President

                         THE CHASE MANHATTAN BANK (USA)

             Chase Manhattan Credit Card Master Trust Series 1995-1

                     For the July 15, 1996 Distribution Date

                              For Monthly Period 16

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-1 Supplement dated as of March 1, 1995 (together, the "Agreement") by and between The Chase Manhattan Bank (USA) ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1995-1 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1995-1 Class A Certificates and Series 1995-1 Class B Certificates during the previous month. The information which is required to be prepared with respect to the July 15, 1996 Distribution Date and with respect to the performance of the Trust during the month Jun, 1996, (the " 16 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1995-1
        Certificateholders on July 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   4.375856
        (2)    Class B Certificateholders..............   4.496411

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1995-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   0.000000
        (2)    Class B Certificateholders..............   0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1995-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................   4.375856
        (2)    Class B Certificates....................   4.496411

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly
            Period and allocated to the Series 1995-1 Certificates
            was equal to............................   $ 121,228,763.71

        (2)    The Payment Rate with respect to the preceding Monthly Period
            was equal to............................   11.70%

                For 15 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to........................   12.01%

                For the 14 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...............   12.19%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
            the Series 1995-1 Certificates .........   $ 106,752,546.28

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of the Series 1995-1 Certificates
                                        .............   $ 14,476,217.43

    B)    Deficit Controlled Amortization Amount..........   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
            Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1995-1, and by the
            Investor Interest of all other outstanding Series)
            ........................................   $ 9,734,541,368.72

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...............   $ 1,000,000,000.00
            (b)    Class A Investor Interest.....  ..   $ 855,000,000.00
            (c)    Class B Investor Interest.......      $ 50,000,000.00
            (d)    Collateral Interest.............      $ 95,000,000.00

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph
            C(1) above..............................   10.2727%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set
            forth in paragraph C(1) above...........    8.7832%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set
            forth in paragraph C(1) above...........    0.5136%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set
            forth in paragraph C(1) above...........    0.9759%

        (7)    The Class A Floating Percentage.........  85.5000%

        (8)    The Class B Floating Percentage..........  5.0000%

        (9)    The Class B Principal Percentage.........  5.0000%

       (10)    The Collateral Floating Percentage.... ... 9.5000%

       (11)    The Collateral Principal Percentage.... .  9.5000%

       (12)    The Floating Allocation Percentage.....   10.3529%

       (13)    The Principal Allocation Percentage....   10.3529%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period was equal to.............................  17.37%

                For the 15 Monthly Period (the 2nd
                preceding Monthly Period), the annualized
                portfolio yield was equal to.....  17.08%

                For the 14 Monthly Period (the
                3rd preceding Monthly Period), the annualized
                portfolio yield was equal to.....  18.59%

                The three month average Portfolio Yield was
                equal to.........................  17.68%

        (2)    Base Rate for the preceding Monthly Period was equal
               to................................  7.82%

                For the 15 Monthly Period (the 2nd preceding
                Monthly Period), the Base Rate was equal
                to...............................  7.75%

                For the 14 Monthly Period (the 3rd preceding
                Monthly Period), the Base Rate was equal
                to...............................  7.82%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle ending in the preceding Monthly Period:

                                      Aggregate        As a Percentage
                                      Account          of Aggregate
                                      Balance          Receivables

            (1) Upto 29 Days      $ 1,242,397,906          12.44
            (2) 30 - 59 Days        $ 241,860,739           2.42
            (3) 60 - 89 Days        $ 129,097,006           1.29
            (4) 90 or more Days     $ 202,255,712           2.02
                TOTAL             $ 1,815,611,363          18.17


    F)    Investor Default Amount

        (1) The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series 1995-1 Aggregate Investor Default Amount") $ 4,377,776.41

        (2) The portion of the series 1995-1 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default Amount")
            .......................................   $ 3,742,998.83

        (3) The portion of the Series 1995-1 Aggregate Investor Default Amount allocable to the Class B Investor Interest (the "Class B Investor Default Amount")
            .......................................   $ 218,888.82

        (4) The portion of the Series 1995-1 Aggregate Investor Default Amount allocable to the Collateral Investor Interest (the "Collateral Investor Default Amount")
            .......................................   $ 415,888.76

        (5)    The annualized investor default percentage (Series

            1995-1 Aggregate Investor Default Amount/Investor
            Interest) x 12 for the preceding Monthly Period was
            equal to ..............................   5.25%

                For the 16 Monthly Period (the 2nd preceding Monthly Period), the annualized investor default percentage was equal to 4.62%

                For the 16 Monthly Period (the 3rd preceding Monthly Period), the annualized investor default percentage was equal to 5.52%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......   $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........   $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................   $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................   $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........   $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................   $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...   $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................   $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........   $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................   $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1995-1 Certificates.....................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1995-1
        Certificates...................................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A Certificates to make up deficiencies in Class A Required Amount for any Monthly Period. $ 0

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................   $ 1,791,666.67

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................   $ 1,531,875.00

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................   $ 89,583.33

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................   $ 170,208.34

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal
            to.....................................   $ 95,000,000.00

    M)    Required Collateral Interest

        (1) The Required Collateral interest as of the Transfer Date for the preceding Monthly Period was equal to
            .......................................   $ 95,000,000.00

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date) to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.1.00


                                       THE CHASE MANHATTAN BANK (USA)

                                       Servicer

                                       By: /s/ Patricia Garvey
                                           ---------------------------
                                       Name:  Patricia Garvey
                                       Title: Second Vice President

                         THE CHASE MANHATTAN BANK (USA)

             Chase Manhattan Credit Card Master Trust Series 1995-2

                     For the July 15, 1996 Distribution Date

                              For Monthly Period 13

         Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-2 Supplement dated as of June 1, 1995 (together, the "Agreement") by and between The Chase Manhattan Bank (USA) ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1995-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1995-2 Class A Certificates and Series 1995-2 Class B Certificates during the previous month. The information which is required to be prepared with respect to the July 15, 1996 Distribution Date and with respect to the performance of the Trust during the month Jun, 1996, (the " 13 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1995-2
        Certificateholders on July 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   4.375856
        (2)    Class B Certificateholders..............   4.469189

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1995-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   0.000000
        (2)    Class B Certificateholders..............   0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1995-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................   4.375856
        (2)    Class B Certificates....................   4.469189

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly
            Period and allocated to the Series 1995-2 Certificates
            was equal to............................   $ 181,843,145.57

        (2)    The Payment Rate with respect to the preceding Monthly Period
            was equal to............................   11.70%

                For 12 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to........................   12.01%

                For the 11 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...............   12.19%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
            the Series 1995-2 Certificates .........   $ 160,128,819.42

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
            the Series 1995-2 Certificates..............   $ 21,714,326.15

    B)    Deficit Controlled Amortization Amount..........   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
            Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1995-2, and by the
            Investor Interest of all other outstanding
            Series).................................   $ 9,734,541,368.72

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...............   $ 1,500,000,000.00
            (b)    Class A Investor Interest.......   $ 1,282,500,000.00
            (c)    Class B Investor Interest.......   $ 82,500,000.00
            (d)    Collateral Interest.............   $ 135,000,000.00

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph
            C(1) above.................................   15.4090%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set
            forth in paragraph C(1) above..............   13.1747%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set
            forth in paragraph C(1) above..............    0.8475%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set
            forth in paragraph C(1) above..............    1.3868%

        (7)    The Class A Floating Percentage.........   85.5000%

        (8)    The Class B Floating Percentage.........    5.5000%

        (9)    The Class B Principal Percentage........    5.5000%

        (10)   The Collateral Floating Percentage......    9.0000%

        (11)   The Collateral Principal Percentage.....    9.0000%

        (12)   The Floating Allocation Percentage......   15.5293%

        (13)   The Principal Allocation Percentage.....   15.5293%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period was equal to.............................  17.37%

                For the 12 Monthly Period (the 2nd
                preceding Monthly Period), the annualized
                portfolio yield was equal to.....  17.08%

                For the 11 Monthly Period (the
                3rd preceding Monthly Period), the annualized
                portfolio yield was equal to.....  18.59%

                The three month average Portfolio Yield was
                equal to.........................  17.68%

        (2)    Base Rate for the preceding Monthly Period was equal to
            .........................................  7.80%

                For the 12 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to.........................  7.74%

                For the 11 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to.........................  7.81%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle ending in the preceding Monthly Period:

                                      Aggregate        As a Percentage
                                      Account          of Aggregate
                                      Balance          Receivables

            (1) Upto 29 Days      $ 1,242,397,906          12.44
            (2) 30 - 59 Days        $ 241,860,739           2.42
            (3) 60 - 89 Days        $ 129,097,006           1.29
            (4) 90 or more Days     $ 202,255,712           2.02
                TOTAL             $ 1,815,611,363          18.17


    F)    Investor Default Amount

        (1) The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series 1995-2
            Aggregate Investor Default Amount").......... $ 6,566,664.61

        (2) The portion of the series 1995-2 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default
            Amount")...................................   $ 5,614,498.24

        (3) The portion of the Series 1995-2 Aggregate Investor Default Amount allocable to the Class B Investor
            Interest (the "Class B Investor Default
            Amount")...................................   $ 361,166.55

        (4) The portion of the Series 1995-2 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default
            Amount")...................................   $ 590,999.82

        (5) The annualized investor default percentage (Series 1995-2 Aggregate Investor Default Amount/Investor Interest) x 12 for the preceding Monthly Period was
            equal to ..............................   5.25%

                For the 13 Monthly Period (the 2nd preceding Monthly Period), the annualized investor default percentage was equal to 4.62%

                For the 13 Monthly Period (the 3rd preceding Monthly Period), the annualized investor default percentage was equal to 5.52%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......   $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........   $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................   $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................   $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........   $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................   $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...   $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................   $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........   $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................   $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1995-2 Certificates.................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1995-2
        Certificates...............................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A Certificates to make up deficiencies in Class A Required Amount for any Monthly
            Period.................................   $ 0

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................   $ 2,687,500.00

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................   $ 2,297,812.50

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................   $ 147,812.50

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................   $ 241,875.00

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal
            to.....................................   $ 135,000,000.00

    M)    Required Collateral Interest

        (1)    The Required Collateral interest as of the Transfer
            Date for the preceding Monthly Period was equal
            to.......................................   $ 135,000,000.00

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date) to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.1.00



                                  THE CHASE MANHATTAN BANK (USA)
                                  Servicer

                                  By: /s/ Patricia Garvey
                                      --------------------------------
                                  Name:  Patricia Garvey
                                  Title: Second Vice President

                         THE CHASE MANHATTAN BANK (USA)

             Chase Manhattan Credit Card Master Trust Series 1996-1

                     For the July 15, 1996 Distribution Date

                              For Monthly Period 5

         Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-1 Supplement dated as of February 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank (USA) ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-1 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-1 Class A Certificates and Series 1996-1 Class B Certificates during the previous month. The information which is required to be prepared with respect to the July 15, 1996 Distribution Date and with respect to the performance of the Trust during the month Jun, 1996, (the " 5 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-1
        Certificateholders on July 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   4.360300
        (2)    Class B Certificateholders..............   4.461411

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   0.000000
        (2)    Class B Certificateholders..............   0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................   4.360300
        (2)    Class B Certificates....................   4.461411

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly
            Period and allocated to the Series 1996-1 Certificates
            was equal to............................   $ 181,843,145.57

        (2)    The Payment Rate with respect to the preceding Monthly Period
            was equal to............................   11.70%

                For 4 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to........................   12.01%

                For the 3 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...............   12.19%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
            the Series 1996-1 Certificates .........   $ 160,128,819.42

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of the Series 1996-1
            Certificates...... $ 21,714,326.15

    B)    Deficit Controlled Amortization Amount..........   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1) The aggregate amount of Principal Receivables in the Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-1, and by the Investor Interest of all other outstanding
            Series)................................   $ 9,734,541,368.72

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...............   $ 1,500,000,000.00
            (b)    Class A Investor Interest.......   $ 1,282,500,000.00
            (c)    Class B Investor Interest.....   ..   $ 82,500,000.00
            (d)    Collateral Interest...........   .   $ 135,000,000.00

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph
            C(1) above..............................   15.41%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set
            forth in paragraph C(1) above.............   13.17%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set
            forth in paragraph C(1) above.............    0.85%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set
            forth in paragraph C(1) above..............   1.39%

        (7)    The Class A Floating Percentage.........  85.50%

        (8)    The Class B Floating Percentage..........  5.50%

        (9)    The Class B Principal Percentage.........  5.50%

        (10)   The Collateral Floating Percentage.......  9.00%

        (11)    The Collateral Principal Percentage.....  9.00%

        (12)    The Floating Allocation Percentage.....  15.53%

        (13)    The Principal Allocation Percentage....  15.53%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period was equal to.............................  17.37%

                For the 4 Monthly Period (the 2nd
                preceding Monthly Period), the annualized
                portfolio yield was equal to.....  17.08%

                For the 3 Monthly Period (the
                3rd preceding Monthly Period), the annualized
                portfolio yield was equal to.....  18.59%

                The three month average Portfolio Yield was
                equal to.........................  17.68%

        (2)    Base Rate for the preceding Monthly Period was equal
               to................................  7.79%

                For the 4 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to.........................  7.72%

                For the 3 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to.........................  7.79%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle ending in the preceding Monthly Period:

                                       Aggregate         As a Percentage
                                       Account           of Aggregate
                                       Balance           Receivables

            (1) Upto 29 Days      $ 1,242,397,906          12.44
            (2) 30 - 59 Days        $ 241,860,739           2.42
            (3) 60 - 89 Days        $ 129,097,006           1.29
            (4) 90 or more Days     $ 202,255,712           2.02
                TOTAL             $ 1,815,611,363          18.17


    F)    Investor Default Amount

         (1) The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
            1996-1 Aggregate Investor Default Amount")......... $ 6,566,664.61

         (2) The portion of the series 1996-1 Aggregate Investor Default Amount allocable to the Class A Investor Interest (the "Class A
            Investor Default Amount") ......................... $ 5,614,498.24

         (3) The portion of the Series 1996-1 Aggregate Investor Default Amount allocable to the Class B Investor Interest (the "Class B
            Investor Default Amount") ......................... $ 361,166.55

        (4) The portion of the Series 1996-1 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default
            Amount") ..............................   $ 590,999.82

        (5) The annualized investor default percentage (Series 1996-1 Aggregate Investor Default Amount/Investor Interest) x 12 for the preceding Monthly Period was
            equal to ..............................   5.25%

                For the 5 Monthly Period (the 2nd preceding Monthly Period), the annualized investor default percentage was equal to .................................. 4.62%

                For the 5 Monthly Period (the 3rd preceding Monthly Period), the annualized investor default percentage was equal to .................................. 5.52%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......   $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........   $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................   $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................   $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........   $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................   $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...   $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................   $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........   $ 0.00

        (11)    The aggregate amount of reimbursed Investor
            Charge-Offs ...........................   $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-1 Certificates.....................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1996-1
        Certificates...................................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A Certificates to make up deficiencies in Class A Required Amount for any Monthly Period. $ 0

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................   $ 2,687,500.00

        (2)    The amount of the Class A Monthly Servicing Fee
            payable by the Trust for the preceding Monthly
            Period.................................   $ 2,297,812.50

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................   $ 147,812.50

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................   $ 241,875.00

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal
            to ....................................   $ 135,000,000.00

    M)    Required Collateral Interest

        (1) The Required Collateral interest as of the Transfer Date for the preceding Monthly Period was equal
            to ....................................   $ 135,000,000.00

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
        to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
        Certificateholder's Certificate by the Pool Factor ........ 1.00



                                   THE CHASE MANHATTAN BANK (USA)
                                   Servicer

                                   By: /s/ Patricia Garvey
                                   ----------------------------
                                   Name:  Patricia Garvey
                                   Title: Second Vice President

                    FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          THE CHASE MANHATTAN BANK (USA)

                Chase Manhattan Credit Card Master Trust Series 1996-2

                      For the July 15, 1996 Distribution Date

                               For Monthly Period 2

    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-2 Supplement dated as of May 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank (USA) ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the

"Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-2 Class A Certificates and Series 1996-2 Class B Certificates during the previous month. The information which is required to be prepared with respect to the July 15, 1996 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month Jun, 1996,(the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL

      CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-2
          Certificateholders on July 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   0.000000
        (2)    Class B Certificateholders..............   0.000000

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   0.000000
        (2)    Class B Certificateholders..............   0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................   0.000000
        (2)    Class B Certificates....................   0.000000

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly Period and allocated to the Series 1996-2 Certificates
               was equal to............................   $ 35,968,973.88

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................   11.70%

               For 1 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................   12.01%

               For the 0 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................   0.00%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
               the Series 1996-2 Certificates .........   $ 31,673,832.44

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in
               respect of the Series 1996-2 Certificates.....   $ 4,295,141.44

    B)    Deficit Controlled Amortization Amount.................   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
               Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-2, and by the Investor Interest of all other outstanding
               Series) ..............................   $ 9,734,541,368.72

      (2)    The Investor Interest as of the last day of the preceding

               Monthly Period

            (a)    Investor Interest...................   $296,703,296.70
            (b)    Class A Investor Interest...........   $253,681,000.00
            (c)    Class B Investor Interest......... ..  $ 16,318,000.00
            (d)    Collateral Interest................ .  $ 26,704,296.70

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................   3.05%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above .................................... 2.61%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ...................................  0.17%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ..................................    0.27%

        (7)    The Class A Floating Percentage..........  85.50%

        (8)    The Class B Floating Percentage...........  5.50%

        (9)    The Class B Principal Percentage..........  5.50%

        (10)   The Collateral Floating Percentage...... .  9.00%

        (11)   The Collateral Principal Percentage..... .  9.00%

        (12)   The Floating Allocation Percentage.......   3.07%

        (13)   The Principal Allocation Percentage..... .  3.07%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period was equal to...............................  17.37%

               For the 1 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to...............  17.08%

               For the 0 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to...............  0.00%

               The three month average Portfolio Yield was
               equal to...................................  17.23%

        (2)    Base Rate for the preceding Monthly Period was equal to
               ...........................................  7.76%

               For the 1 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to...................................  7.76%

               For the 0 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to...................................  0.00%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle which ended during the current Monthly Period by:

                                      Aggregate       As a Percentage
                                      Account         of Aggregate
                                      Balance         Receivables

            (1) Upto 29 Days       $1,242,397,906          12.44
            (2) 30 - 59 Days       $  241,860,739           2.42
            (3) 60 - 89 Days       $  129,097,006           1.29
            (4) 90 or more Days    $  202,255,712           2.02
                TOTAL              $1,815,611,363          18.17


    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-2 Aggregate Investor Default Amount")
               ...........................................  $ 1,298,900.69

        (2)    The portion of the series 1996-2 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................   $ 1,110,558.69

        (3) The portion of the Series 1996-2 Aggregate Investor Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default
               Amount")..................................   $ 71,436.56

        (4) The portion of the Series 1996-2 Aggregate Investor Default Amount allocable to the Collateral Investor Interest (the "Collateral Investor Default
               Amount")..................................   $ 116,905.44

        (5) The annualized investor default percentage ((Series 1996-2 Aggregate Investor Default Amount/Investor Interest) x 12) for the preceding Monthly Period was
               equal to .................................   5.25%

               For the 2 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........  4.62%

               For the 2 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........  0.00%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........   $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............   $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................   $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................   $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............   $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................   $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......   $ 0.00

        (9)    The aggregate amount of Investor
               Charge-Offs...............................   $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount .............   $ 0.00

        (11)   The aggregate amount of reimbursed Investor
               Charge-Offs...............................   $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-2 Certificates........................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-2 Certificates...............................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....   $ 0

        (2) Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies in Class B
               Required Amount............................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................   $ 531,593.41

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................   $ 454,511.79

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
               Period....................................   $ 29,236.42

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................   $ 47,845.20

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal
               to........................................   $ 26,704,296.70

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal
               to........................................   $ 26,704,296.70

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor.......1.00



                                        THE CHASE MANHATTAN BANK (USA)
                                        Servicer

                                        By: /s/ Patricia Garvey
                                            ------------------------
                                        Name:  Patricia Garvey
                                        Title: Second Vice President

                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         THE CHASE MANHATTAN BANK (USA)

             Chase Manhattan Credit Card Master Trust Series 1996-3

                     For the July 15, 1996 Distribution Date

                              For Monthly Period 1


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank (USA) ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the

"Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month. The information which is required to be prepared with respect to the July 15, 1996 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month Jun, 1996,(the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-3
          Certificateholders on July 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   5.084444
        (2)    Class B Certificateholders..............   5.207222

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   0.000000
        (2)    Class B Certificateholders..............   0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................   5.084444
        (2)    Class B Certificates....................   5.207222

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly Period and allocated to the Series 1996-3 Certificates
               was equal to............................   $ 129,656,561.43

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................   11.70%

               For 0 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................   0.00%

               For the -1 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................   0.00%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
               the Series 1996-3 Certificates .........   $ 114,173,960.46

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of the
               Series 1996-3 Certificates..............   $ 15,482,600.97

    B)   Deficit Controlled Amortization Amount.................   $ 0

    C)   Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
               Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-3, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 9,734,541,368.72

        (2)    The Investor Interest as of the last day of the preceding

               Monthly Period

            (a)    Investor Interest...................   $1,069,519,786.10
            (b)    Class A Investor Interest...........   $  957,220,000.00
            (c)    Class B Investor Interest...........   $   42,780,000.00
            (d)    Collateral Interest.................   $   69,519,786.10

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................   10.99%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above .................................... 9.83%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ...................................  0.44%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ................... ...............   0.71%

        (7)    The Class A Floating Percentage...........  89.50%

        (8)    The Class B Floating Percentage...........   4.00%

        (9)    The Class B Principal Percentage..........   4.00%

        (10)   The Collateral Floating Percentage........   6.50%

        (11)   The Collateral Principal Percentage.......   6.50%

        (12)   The Floating Allocation Percentage........  11.07%

        (13)   The Principal Allocation Percentage.......  11.07%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period was equal to...............................  17.37%

               For the 0 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to...............  0.00%

               For the -1 Monthly Period (the 3rd preceding Monthly Period), the annualized portfolio yield was equal to...................................  0.00%

               The three month average Portfolio Yield was
               equal to...................................  17.37%

        (2)    Base Rate for the preceding Monthly Period was equal to
               ...........................................  9.13%

               For the 0 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to...................................  0.00%

               For the -1 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to...................................  0.00%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle which ended during the current Monthly

         Period by:

                                        Aggregate       As a Percentage
                                        Account         of Aggregate
                                        Balance         Receivables

            (1) Upto 29 Days       $1,242,397,906          12.44
            (2) 30 - 59 Days       $  241,860,739           2.42
            (3) 60 - 89 Days       $  129,097,006           1.29
            (4) 90 or more Days    $  202,255,712           2.02
                TOTAL              $1,815,611,363          18.17


    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-3 Aggregate Investor Default Amount")
               ...........................................  $ 4,682,118.49

        (2)    The portion of the series 1996-3 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................   $ 4,190,495.14

        (3) The portion of the Series 1996-3 Aggregate Investor Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................   $ 187,281.27

        (4) The portion of the Series 1996-3 Aggregate Investor Default Amount allocable to the Collateral Investor Interest (the "Collateral Investor Default Amount")
               ..........................................   $ 304,342.08

        (5) The annualized investor default percentage ((Series 1996-3 Aggregate Investor Default Amount/Investor Interest) x 12) for the preceding Monthly Period was
               equal to .................................   5.25%

               For the 1 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........  0.00%

               For the 1 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........  0.00%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........   $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............   $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................   $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................   $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............   $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................   $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......   $ 0.00

        (9)    The aggregate amount of Investor
               Charge-Offs...............................   $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount .............   $ 0.00

        (11)   The aggregate amount of reimbursed Investor
               Charge-Offs................................   $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-3 Certificates........................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-3 Certificates...............................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....   $ 0

        (2) Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies in Class B
               Required Amount............................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................   $ 1,916,222.95

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................   $ 1,715,019.17

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
               Period....................................   $ 76,647.50

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................   $ 124,556.28

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
               ..........................................   $ 69,519,786.10

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal to
               ..........................................   $ 69,519,786.10

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor.......1.00



                                    THE CHASE MANHATTAN BANK (USA)
                                    Servicer

                                    By: /s/ Patricia Garvey
                                        -----------------------
                                    Name:  Patricia Garvey
                                    Title: Second Vice President

                         THE CHASE MANHATTAN BANK (USA)

             Chase Manhattan Credit Card Master Trust Series 1996-4

                     For the July 15, 1996 Distribution Date

                              For Monthly Period 1

   Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-4 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank (USA) ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-4 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-4 Class A Certificates and Series 1996-4 Class B Certificates during the previous month. The information which is required to be prepared with respect to the July 15, 1996 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month Jun, 1996,(the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-4
          Certificateholders on July 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   4.860556
        (2)    Class B Certificateholders..............   4.976111

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-4 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............   0.000000
        (2)    Class B Certificateholders..............   0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-4 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................   4.860556
        (2)    Class B Certificates....................   4.976111

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly Period and allocated to the Series 1996-4 Certificates
               was equal to............................   $ 129,656,561.43

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................   11.70%

               For 0 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................   0.00%

               For the -1 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................   0.00%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
               the Series 1996-4 Certificates .........   $ 114,173,960.46

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of the
               Series 1996-4 Certificates..............   $ 15,482,600.97

    B)    Deficit Controlled Amortization Amount.................   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
               Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-4, and by the Investor Interest of all other outstanding
               Series).................................   $ 9,734,541,368.72

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...................   $1,069,519,786.10
            (b)    Class A Investor Interest...........   $  957,220,000.00
            (c)    Class B Investor Interest...........   $   42,780,000.00
            (d)    Collateral Interest.................   $   69,519,786.10

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................   10.99%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above .................................... 9.83%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ...................................  0.44%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ..................................   0.71%

        (7)    The Class A Floating Percentage..........  89.50%

        (8)    The Class B Floating Percentage...........  4.00%

        (9)    The Class B Principal Percentage..........  4.00%

        (10)    The Collateral Floating Percentage.......  6.50%

        (11)    The Collateral Principal Percentage......  6.50%

        (12)    The Floating Allocation Percentage......  11.07%

        (13)    The Principal Allocation Percentage.....  11.07%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period was equal to...............................  17.37%

               For the 0 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to...............  0.00%

               For the -1 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to...............  0.00%

               The three month average Portfolio Yield was
               equal to...................................  17.37%

        (2)    Base Rate for the preceding Monthly Period was
               equal to...................................  8.83%

               For the 0 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to...................................  0.00%

               For the -1 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to...................................  0.00%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle which ended during the current Monthly Period by:

                                      Aggregate       As a Percentage
                                      Account         of Aggregate
                                      Balance         Receivables

            (1) Upto 29 Days       $1,242,397,906          12.44
            (2) 30 - 59 Days       $  241,860,739           2.42
            (3) 60 - 89 Days       $  129,097,006           1.29
            (4) 90 or more Days    $  202,255,712           2.02
                TOTAL              $1,815,611,363          18.17


    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-4 Aggregate Investor Default Amount")
               ...........................................  $ 4,682,118.49

        (2)    The portion of the series 1996-4 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................   $ 4,190,495.14

        (3) The portion of the Series 1996-4 Aggregate Investor Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................   $ 187,281.27


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
        (4) The portion of the Series 1996-4 Aggregate Investor Default Amount allocable to the Collateral Investor Interest (the "Collateral Investor Default Amount")
               ..........................................   $ 304,342.08

        (5)    The annualized investor default percentage ((Series

               1996-4 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period was
               equal to .................................   5.25%

               For the 1 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........  0.00%

               For the 1 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........  0.00%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........   $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............   $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................   $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................   $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............   $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................   $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......   $ 0.00

        (9)    The aggregate amount of Investor
               Charge-Offs................................   $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount ..............   $ 0.00


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
        (11)   The aggregate amount of reimbursed Investor
               Charge-Offs................................   $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-4 Certificates........................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-4 Certificates...............................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....   $ 0

        (2) Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies in Class B
               Required Amount............................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................   $ 1,916,222.95

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................   $ 1,715,019.17

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
               Period....................................   $ 76,647.50

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................   $ 124,556.28


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
    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal
               to........................................   $ 69,519,786.10

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal
               to........................................   $ 69,519,786.10

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor.......1.00



                                  THE CHASE MANHATTAN BANK (USA)
                                  Servicer

                                  By: /s/ Patricia Garvey
                                      ---------------------
                                  Name:  Patricia Garvey
                                  Title: Second Vice President


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